Exhibit 10.2

GUARANTY

THIS GUARANTY, dated as of June 16, 2011, by LYDALL THERMAL/ACOUSTICAL, INC., a Delaware corporation (“Lydall Thermal”), LYDALL FILTRATION/SEPARATION, INC., a Connecticut corporation (“Lydall Filtration”), LYDALL INTERNATIONAL, INC., a Delaware corporation (“Lydall International” and each of Lydall Thermal, Lydall Filtration and Lydall International is sometimes individually referred to herein as a “Guarantor”, and all three such entities are herein collectively referred to as, the “Guarantors”), is made in favor of BANK OF AMERICA, N.A., a national banking association (the “Lender”).

WHEREAS, LYDALL, INC., a Delaware corporation (the “Company”), has entered into that certain Credit Agreement dated as of even date herewith (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), by and between the Company and the Lender, pursuant to which the Lender, subject to the terms and conditions contained therein, is to make loans or otherwise to extend credit or provide financial accommodations to the Company;

WHEREAS, each Guarantor is a subsidiary of the Company;

WHEREAS, each Guarantor expects to receive substantial direct and indirect benefits from the extensions of credit to the Company by the Lender pursuant to the Credit Agreement (which benefits are hereby acknowledged);

WHEREAS, it is a condition precedent to the Lender’s making any loans or otherwise extending credit to the Company under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty to the Lender; and

WHEREAS, each Guarantor wishes to guaranty the Company’s obligations to the Lender under or in respect of the Credit Agreement as provided herein.

NOW, THEREFORE, each Guarantor hereby agrees with the Lender as follows:

1.  Definitions.     The term “Obligations” and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.

2.  Guaranty of Payment and Performance.     Each Guarantor hereby jointly and severally guarantees to the Lender the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to §362(a) of the Federal Bankruptcy Code and the operation of §§502(b) and 506(b) of the Federal Bankruptcy Code.  This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Lender first attempt to collect any of the Obligations from the Company or resort to any collateral security or other means of obtaining payment.  Should the Company default in the payment or performance of any of the Obligations which default remains continuing beyond any applicable grace period, the obligations of each Guarantor hereunder with respect to such Obligations in default shall become immediately due and payable to the Lender, without demand or notice of any nature, all of which are expressly waived by each Guarantor.  Payments by the Guarantors hereunder may be required by the Lender on any number of occasions.

3.  Guarantors’ Agreement to Pay Enforcement Costs, etc.     Each Guarantor further jointly and severally agrees, as the principal obligor and not as a guarantor only, to pay to the Lender, on demand, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Lender in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this §3 from the time when such amounts become due until payment, whether before or after judgment, at the applicable rate of interest for overdue principal set forth in the Credit Agreement, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

4.  Waivers by Guarantors; Lender’s Freedom to Act.     Each Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. Each Guarantor waives promptness, diligence, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Company or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally.  Without limiting the generality of the foregoing, each Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of each Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Lender to assert any claim or demand or to enforce any right or remedy against the Company or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (ii) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (iii) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation, amendments or modifications of any of the terms or provisions of the Credit Agreement, the Note, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations; (iv) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation, (v) the adequacy of any rights which the Lender may have against any collateral security or other means of obtaining repayment of any of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Lender might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (vii) any other act or omission other than an express waiver, release or discharge which might in any manner, or to any extent, vary the risk of any Guarantor or otherwise operate as a release or discharge of any Guarantor, all of which may be done without notice to any Guarantor.  To the fullest extent permitted by law, each Guarantor hereby expressly waives any and all rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law which would otherwise prevent the Lender from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against any Guarantor before or after the Lender’s commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other law which in any other way would otherwise require any election of remedies by the Lender.

5.  Unenforceability of Obligations Against Company.     If for any reason the Company has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Company by reason of the Company’s insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on each Guarantor, jointly and severally, to the same extent as if such Guarantor at all times had been the principal obligor on all such Obligations.  In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Company, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, the Note, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantors.

6.  Subrogation; Subordination.

6.1.  Waiver of Rights Against Company.     Until the final payment and performance in full of all of the Obligations (other than contingent indemnification obligations for which no claim has been asserted), none of the Guarantors shall exercise any rights against the Company arising as a result of payment by any Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, or prove any claim in competition with the Lender in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; none of the Guarantors will claim any setoff, recoupment or counterclaim against the Company in respect of any liability of such Guarantor to the Company; and each Guarantor waives any benefit of and any right to participate in any collateral security which may be held by the Lender or any such affiliate.

6.2.  Subordination.     The payment of any amounts due with respect to any indebtedness of the Company now or hereafter owed to any Guarantor is hereby subordinated to the prior payment in full of all of the Obligations (other than contingent indemnification obligations for which no claim has been asserted); provided, however, that each Guarantor shall be permitted to receive payments of any of the Borrower’s obligations and indebtedness to such Guarantor so long as no Event of Default exists at such time.  Each Guarantor agrees that, during the continuance of any Event of Default in the payment or performance of any of the Obligations, such Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Company to such Guarantor.  If, notwithstanding the foregoing sentence, during the continuance of any Event of Default, any Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Guarantor as trustee for the Lender and be paid over to the Lender on account of the Obligations without affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

6.3.  Provisions Supplemental.     The provisions of this §6 shall be supplemental to, and not in derogation of, any rights and remedies of the Lender under any separate subordination agreement which the Lender may at any time and from time to time enter into with any Guarantor.

7.  Security; Setoff.     Each Guarantor hereby grants to the Lender, a lien, security interest and a right of setoff as security for all liabilities and obligations to the Lender under this Guaranty or any other Loan Document, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Lender or any entity under the control of the Lender, or in transit to any of them.  At any time during the continuance of an Event of Default, without demand or notice, the Lender may set off the same or any part thereof and apply the same to any liability or obligation of such Guarantor under this Guaranty or any other Loan Document even though unmatured and regardless of the adequacy of any other collateral securing the Obligations.  ANY AND ALL RIGHTS TO REQUIRE THE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.  The Lender shall not be required to marshal any present or future security for, or guarantees of, the Obligations or to resort to any such security or guarantee in any particular order and each Guarantor waives, to the fullest extent that it lawfully can, (a) any right it might have to require the Lender to pursue any particular remedy before proceeding against it and (b) any right to the benefit of, or to direct the application of the proceeds of any collateral until the Obligations are paid in full.

8.  Further Assurances.     Each Guarantor agrees that it will from time to time, at the request of the Lender, provide to the Lender such Guarantor’s most recent audited and unaudited balance sheets and related statements of income and changes in financial condition (prepared on a consolidated basis with such Guarantor’s subsidiaries, if any) to the extent not otherwise provided to Lender, and such other information relating to the business and affairs of such Guarantor as the Lender may reasonably request. Each Guarantor agrees to do all such things and execute all such documents as the Lender may reasonably consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Lender hereunder.  Each Guarantor acknowledges and confirms that such Guarantor has established such Guarantor’s own adequate means of obtaining from the Company on a continuing basis all information desired by such Guarantor concerning the financial condition of the Company and that such Guarantor will look to the Company and not to the Lender in order for such Guarantor to keep adequately informed of changes in the Company’s financial condition.

9.  Termination; Reinstatement.     This Guaranty shall remain in full force and effect until the Lender is given written notice from each Guarantor of such Guarantor’s intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations.  No such notice shall be effective unless received and acknowledged by an officer of the Lender at the address of the Lender for notices set forth in §10.02 of the Credit Agreement.  No such notice shall affect any rights of the Lender or of  any affiliate of the Lender hereunder, including without limitation the rights set forth in §§4 and 6 hereof, with respect to any Obligations incurred or accrued prior to the receipt of such notice or any Obligations incurred or accrued pursuant to any contract or commitment in existence prior to such receipt, and all checks, drafts, notes, instruments (negotiable or otherwise) and writings made by or for the account of the Company and drawn on the Lender or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Lender after that date, shall form part of the Obligations.  This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Company, or otherwise, all as though such payment had not been made or value received.

10.  Successors and Assigns.     This Guaranty shall be binding upon each Guarantor and each Guarantor’s successors and assigns, and shall inure to the benefit of, and be enforceable by, the Lender and its successors and transferees and assigns permitted pursuant to the Credit Agreement.  Without limiting the generality of the foregoing sentence, the Lender may assign or otherwise transfer the Credit Agreement, the Note, the other Loan Documents or any other agreement or note held by it evidencing, securing, or otherwise executed in connection with, the Obligations, or sell participations in any interest therein, to any other entity or other person all in accordance with the provisions of the Credit Agreement, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Lender herein.

11.  Amendments and Waivers.     No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Lender; provided, that no amendment hereto shall be effective without the writing and signature of the Guarantors and the Lender. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

12.  Notices.     Any notice required or permitted by this Agreement shall be in writing and shall be given: (a) by personal delivery, (b) by certified mail, return receipt requested, or (c) by nationally recognized overnight courier (e.g., Federal Express), or (d) by electronic facsimile transmission (with confirmation of successful transmission) or by electronic mail (provided, however, that if a notice is given by facsimile or electronic mail, a copy of such notice shall also be delivered by one of the other delivery methods set forth in clauses (a), (b) and (c) above), in each case addressed to such party at its address indicated below:

(a)	if to any Guarantor,

Lydall Thermal/Acoustical, Inc.
Lydall Filtration/Separation, Inc.
and Lydall International, Inc.
c/o Lydall, Inc.
One Colonial Road
Manchester, CT 06042
Attention: General Counsel
Telephone: (860) 327-0202
Telecopier: (860) 646-8847
Email: pigoe@lydall.com

with a copy to:

Murtha Cullina LLP
CityPlace I
185 Asylum Street
Hartford, CT 06103
Attn: Frank J. Saccomandi, III Esq.
Telephone: (860) 240-6043
Telecopier: (860) 240-6150
Email: FSaccomandi@murthalaw.com

(b)	if to the Lender,

Bank of America, N.A.
CityPlace I
185 Asylum Street
Hartford, CT 06103
Attn: Christopher T. Phelan, Senior Vice President
Telephone: (860) 952-7492
Telecopier: (860) 952-7515
Email: christopher.phelan@baml.com

with a copy to:

Shipman & Goodwin LLP
One Constitution Plaza
Hartford, CT 06103-1919
Attn: James C. Schulwolf, Esq.
Telephone: (860) 251-5949
Telecopier: (860) 251-5211
Email: jschulwolf@goodwin.com

or to any other address as the parties hereto may designate by ten (10) days advance written notice to the other parties.  Notices and other communications delivered by personal delivery or nationally recognized overnight courier service, mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by electronic facsimile or electronic mail shall be deemed to have been given when sent (except that, if not received during normal business hours of the recipient, shall be deemed to have been given at the opening of business on the next business day for such recipient after such receipt).

13.  Governing Law; Consent to Jurisdiction.

THIS GUARANTY IS INTENDED TO TAKE EFFECT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT.  Each Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the State of Connecticut or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and to the service of process in any such suit being made upon such Guarantor by certified or registered mail at the address specified by reference in §12 hereof.  Each Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient forum.

14.  Waiver of Jury Trial.     EACH GUARANTOR AND THE LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.  Except as prohibited by law, each Guarantor hereby waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.  Each Guarantor (i) certifies that neither the Lender nor any representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Lender is a party, the Lender is relying upon, among other things, the waivers and certifications contained in this §14.

15.  Prejudgment Remedy Waiver; Other Waivers.     EACH GUARANTOR HEREBY REPRESENTS, WARRANTS AND ACKNOWLEDGES THAT THE FINANCING EVIDENCED HEREBY IS A COMMERCIAL TRANSACTION WITHIN THE MEANING OF CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED.  EACH GUARANTOR HEREBY WAIVES ITS RIGHT TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278A ET. SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE LENDER MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS.  MORE SPECIFICALLY, EACH GUARANTOR ACKNOWLEDGES THAT UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT THE LENDER’S ATTORNEY MAY, PURSUANT TO, AND IN ACCORDANCE WITH, CONN. GEN. STATE. §52-278F, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER.  EACH GUARANTOR ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY AS AFORESAID AND THE LENDER ACKNOWLEDGES EACH GUARANTOR’S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT.  EACH GUARANTOR FURTHER WAIVES ITS RIGHTS TO REQUEST THAT THE LENDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT SUCH GUARANTOR AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY THE LENDER.

16.  Miscellaneous.     This Guaranty constitutes the entire agreement of the Guarantors with respect to the matters set forth herein.  The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations.  The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions.  Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions.  The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

LYDALL THERMAL/ACOUSTICAL, INC.

By:	/s/ Dale G. Barnhart
Name: Dale G. Barnhart
Title: President

LYDALL FILTRATION/SEPARATION, INC.

By:	/s/ Dale G. Barnhart
Name: Dale G. Barnhart
Title: President

LYDALL INTERNATIONAL, INC.

By:	/s/ Dale G. Barnhart
Name: Dale G. Barnhart
Title: President

[Signature Page to Guaranty]